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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  -----------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 31, 1998



                               SUN HEALTHCARE GROUP, INC.
                -----------------------------------------------------
                (Exact name of Registrant as specified in its charter)




      Delaware                       1-12040                    85-041062
     ----------                     ---------                  -----------
     (State or other               (Commission              (I.R.S. Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)



                                 101 Sun Avenue, N.E.
                                 --------------------
                            Albuquerque, New Mexico 87109
                            -----------------------------
                       (Address of principal executive offices)



                            Registrant's telephone number,
                      Including area code:  (505) 821-3355
                                            --------------


            (Former name or former address, if changed since last report.)
                       This Current Report contains ___ pages.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7(c)      Exhibits

Exhibit 99.1 Summarized Consolidating Information for Sun Healthcare Group, Inc., the Company's Guarantor and the Company's non-Guarantor subsidiaries with respect to the 9 1/2% Senior Subordinated Notes due 2007 and 9 3/8% Senior Subordinated Notes due 2008 as of and for the three months ended March 31, 1998.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 24, 1998           SUN HEALTHCARE GROUP, INC.


                                   /s/ William C. Warrick
                                   ----------------------------
                                   William C. Warrick
                                   Vice President,
                                   Corporate Controller